Supplement to the currently effective Statement of Additional Information and all currently effective Supplements thereto for the following fund:

Scudder PreservationPlus Fund

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The following  replaces the fourth  paragraph of the "Financial  Services Firms'
Compensation" sub-section of the "Purchase and Redemption of Shares" section.

         Purchase of Institutional Class Shares. Information on how to buy Institutional Class Shares is set forth in the section entitled "Buying and Selling Shares" in the Fund's prospectus. The following supplements that information. There is no initial minimum or subsequent minimum investment requirement for the Institutional Class shares. The amounts required for initial or subsequent investment may be changed at any time in management's discretion.



























               Please Retain This Supplement for Future Reference


May 23, 2003